    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 30, 2001.

                      SECURITIES ACT FILE NO. 333-[______]

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                         THE SECURITIES ACT OF 1933 [X]

                         PRE-EFFECTIVE AMENDMENT NO. [ ]

                        POST-EFFECTIVE AMENDMENT NO. [ ]

                  SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   125 Broad Street, New York, New York 10004
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 291-3776
                  (REGISTRANT'S AREA CODE AND TELEPHONE NUMBER)

                            CHRISTINA T. SYDOR, ESQ.
                        Smith Barney Fund Management LLC
                                666 Fifth Avenue
                            New York, New York 10103
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:

                             BURTON M. LEIBERT, ESQ.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                             New York, NY 10019-6099

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.




                      TITLE OF SECURITIES BEING REGISTERED:
        Shares of Beneficial Interest ($.001 par value) of the Registrant

                               -------------------

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

================================================================================

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

ADDITIONAL MATERIALS

     The Statement of Additional Information for Smith Barney California, dated June 28, 2001, which has been incorporated by reference into the Statement of Additional Information dated November 30, 2001 relating to this Combined Proxy Statement/Prospectus and the reorganization, will be sent to all shareholders of Greenwich Street California Municipal Fund Inc. requesting a copy of such Statement of Additional Information.

                GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004

                                                               December 3, 2001

DEAR SHAREHOLDERS:

   You are cordially invited to attend the Annual Meeting of Shareholders of Greenwich Street California Municipal Fund Inc. ("Greenwich Street California" or the "Fund") which will be held on January 14, 2002, at 9:00 a.m. Eastern time, at Citicorp Center, 153 E. 53rd Street, 14/th/ Floor, Conference Room H, New York, New York 10017.

   You are being asked to vote on an Agreement and Plan of Reorganization whereby all of the assets of Greenwich Street California would be transferred in a tax-free reorganization to Smith Barney California Municipals Fund Inc. ("Smith Barney California," and, collectively with Greenwich Street California, the "Funds"), an open-end non-diversified management investment company, in exchange for Class A shares of Smith Barney California. If the Agreement and Plan of Reorganization is approved and consummated, you would become a shareholder of Smith Barney California, which also is managed by Smith Barney Fund Management LLC ("SBFM"). Smith Barney California has a substantially larger asset base, significantly lower expenses, and similar investment objectives and policies to your Fund, except as described in the Proxy Statement/Prospectus. Unlike your Fund, Smith Barney California provides its shareholders with the opportunity to purchase, redeem and exchange shares of Smith Barney California at net asset value on any business day subject only to the various limitations set forth in its prospectus and in certain instances to the payment of a sales charge and other distribution-related charges. Of course, there would be no sales charges assessed on the issuance or subsequent redemption of Smith Barney California shares issued as part of the proposed reorganization.

   Other business of the meeting will be (i) to elect three Class III directors to hold office until the next annual meeting of stockholders, and (ii) to transact such other business as may come before the meeting.

   AFTER CAREFUL REVIEW, GREENWICH STREET CALIFORNIA'S BOARD HAS APPROVED THE PROPOSED REORGANIZATION AND THE OTHER PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING. THE BOARD OF GREENWICH STREET CALIFORNIA BELIEVES THAT THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR GREENWICH STREET CALIFORNIA ARE IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE IN FAVOR OF EACH OF THE PROPOSALS AND NOMINEES.

   Your vote is important. PLEASE REVIEW THESE PROXY MATERIALS CAREFULLY. IF YOU DO NOT PLAN TO ATTEND THE SHAREHOLDER MEETING, PLEASE COMPLETE THE PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE. YOU MAY ALSO CAST YOUR VOTE VIA THE INTERNET, BY TELEPHONE OR BY FACSIMILE AS DESCRIBED IN THE ENCLOSED PROXY VOTING MATERIALS. For more information, please call
[    ] at [    ].

                                          Respectfully,

                                                  /s/ HEATH B. MCLENDON
                                          _____________________________________
                                                     Heath B. McLendon
                                                          Chairman
                                                Greenwich Street California
                                                    Municipal Fund Inc.

                               -----------------

   WE URGE YOU TO VOTE BY ONE OF THE FOLLOWING MEANS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO
VOTE:

By phone:    Call toll-free 1-800-    and follow the automated instructions.
             You will need the14-digit control number located on your proxy card.
By mail:     Simply enclose your executed proxy card in the postage-paid envelope found withinyour proxy package.
By internet: Visit https://vote.proxy-direct.com; once there, enter the
             14-digit control numberlocated on your proxy card.
By fax:      Simply fax your executed proxy card to 1-888-   .
             If you have any questions regarding the meeting agenda or the
             execution of your proxy,please call 1-888-   .

                GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

   Please take notice that an Annual Meeting of Shareholders (the "Annual Meeting") of Greenwich Street California Municipal Fund Inc. ("Greenwich Street California") will be held at Citicorp Center, 153 E. 53/rd/ Street, 14/th/ Floor, Conference Room H, New York, New York 10017, on January 14, 2002, at 9:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1: To approve an Agreement and Plan of Reorganization for Greenwich Street California
            pursuant to which Greenwich Street California will transfer all of its assets and all of its liabilities, in exchange for Class A voting shares of Smith Barney California Municipals
            Fund Inc. ("Smith Barney California" and, together with Greenwich Street California, the "Funds"), and Greenwich Street California will liquidate and distribute pro rata to its shareholders Smith Barney California shares received from Smith Barney California, terminate as a closed-end management investment company under the Investment
            Company Act of 1940, as amended, and then dissolve as a corporation under Maryland law.

PROPOSAL 2: To elect three (3) Class III directors to hold office until the next annual meeting of stockholders and until their successors shall be elected and shall qualify, as shown in the enclosed Proxy Statement.

PROPOSAL 3: To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

   The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournments thereof.

   Holders of record of shares of Greenwich Street California at the close of business on November 16, 2001 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

   This Proxy Statement/Prospectus, the Notice of Meeting and proxy card are first being mailed to shareholders on or about December 1, 2001 or as soon as practicable thereafter. Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at the address indicated above or by voting in person at the Annual Meeting. All properly executed proxies received in time for the Annual Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement/Prospectus.

   Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Funds; Salomon Smith Barney Inc., the principal underwriter of shares of each Fund; Smith Barney Fund Management LLC, and/or PFPC, Inc., transfer agent or sub-transfer agent of the Fund. Such representatives and employees will not receive additional compensation for solicitation activities. Greenwich Street California has retained the services of Alamo Direct to assist in the solicitation of proxies. The cost of solicitation of the shareholders of Greenwich Street California is expected to
be approximately $   . The costs of the proxy solicitation and expenses
incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures will be borne by Greenwich Street California. Greenwich Street California also will reimburse expenses of forwarding solicitation materials to beneficial owners of shares of the Fund.

   SHAREHOLDERS MAY VOTE (1) BY MAIL, BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VIA FACSIMILE, (2) BY TOUCH-TONE VOTING OVER THE TELEPHONE, OR (3) BY VOTING VIA THE INTERNET. If a Fund records votes by telephone, fax or internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone, fax or internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                                          By Order of the Board of Directors

                                                 /s/ CHRISTINA T. SYDOR
                                          _____________________________________
                                                     Christina T. Sydor
                                                         Secretary

December 3, 2001

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. YOU ALSO MAY AUTHORIZE PROXIES BY TOUCH-TONE VOTING OVER THE TELEPHONE, BY FACSIMILE OR BY VOTING ON THE INTERNET.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                  VALID SIGNATURE
------------                            ---------------------------
Corporate Accounts

 (1) ABC Corp.......................... ABC Corp.
 (2) ABC Corp.......................... John Doe, Treasurer
 (3) ABC Corp.
     c/o John Doe, Treasurer........... John Doe
 (4) ABC Corp. Profit Sharing Plan..... John Doe, Trustee

Trust Accounts

 (1) ABC Trust......................... Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee
     u/t/d 12/28/78.................... Jane B. Doe

Custodial or Estate Accounts

 (1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA..... John B. Smith
 (2) Estate of John B. Smith........... John B. Smith Jr., Executor

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----

GENERAL.......................................................   1

VOTING INFORMATION............................................   2

PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..   3

SYNOPSIS......................................................   4

INTRODUCTION TO THE PROPOSED TRANSACTION......................   4

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES..............   6

COMPARISON OF CLOSED-END AND OPEN-END INVESTMENT COMPANIES....   7

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS...............   8
   Portfolio Management.......................................   9

INVESTMENT MANAGEMENT FEES AND EXPENSES OF THE FUNDS..........   9
   Smith Barney California....................................   9
   Greenwich Street California................................  10
   Comparative Annual Fund Operating Expenses.................  10

PRINCIPAL RISK FACTORS OF THE FUNDS...........................  11
   General Risks..............................................  11
   Concentration in California Municipal Securities...........  12

PRINCIPAL INVESTMENTS OF THE FUNDS............................  13

ADDITIONAL INFORMATION ABOUT THE FUNDS........................  16
   Distribution Of Shares And Other Services..................  16
   Purchase, Redemption And Exchange Information..............  16
   Dividends And Other Distributions..........................  17
   Taxes......................................................  18
   Portfolio Securities.......................................  18
   Portfolio Turnover.........................................  18
   Capitalization And Performance.............................  19

THE PROPOSED TRANSACTION......................................  20
   Description of the Plan....................................  20
   Reasons For The Proposed Transaction.......................  21
   Other Factors..............................................  22
   Federal Income Tax Consequences of the Reorganization......  22
   Liquidation And Termination Of Greenwich Street California.  23

INFORMATION ON SHAREHOLDERS' RIGHTS...........................  23
   Smith Barney California....................................  23
   Greenwich Street California................................  24


ADDITIONAL INFORMATION ABOUT SMITH BARNEY CALIFORNIA AND
  GREENWICH STREET CALIFORNIA...........................  25

PROPOSAL 2: ELECTION OF DIRECTORS.......................  26
   Election of Three Class III Directors................  26
   Continuing Directors And Officers....................  28
   Committees of The Board of Directors.................  29

BENEFICIAL OWNERSHIP REPORT.............................  30

REPORT OF THE AUDIT COMMITTEE...........................  30
   Disclosure of Auditor Fees...........................  31
   Investment Advisory Agreement With SBFM..............  31
   Portfolio Transactions And Brokerage.................  32
   Executive Compensation...............................  33
   Required Vote........................................  33

ADDITIONAL INFORMATION..................................  33
   General..............................................  33
   Proposals Of Shareholders............................  34
   Other Matters To Come Before The Annual Meeting......  34
   Independent Public Accountants.......................  34

FORM OF AGREEMENT AND PLAN OF REORGANIZATION............ A-1

AUDIT COMMITTEE CHARTER................................. B-1

                             ADDITIONAL MATERIALS

   The Statement of Additional Information for Smith Barney California, dated June 28, 2001, which has been incorporated by reference into the Statement of Additional Information dated November 30, 2001 relating to this Combined Proxy Statement/Prospectus and the reorganization, will be sent to all shareholders of Greenwich Street California Municipal Fund Inc. requesting a copy of such Statement of Additional Information.

                SUBJECT TO COMPLETION, DATED NOVEMBER 30, 2001

                          PROXY STATEMENT/PROSPECTUS

                               December 3, 2001

                        RELATING TO THE ACQUISITION BY
                 SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
                         ("SMITH BARNEY CALIFORNIA"),

                               125 Broad Street
                           New York, New York 10004
                                     [   ]

                               OF THE ASSETS OF
                GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
                       ("GREENWICH STREET CALIFORNIA"),

                               125 Broad Street
                           New York, New York 10004
                                     [   ]

                                    GENERAL

   This Proxy Statement/Prospectus is furnished to shareholders of Greenwich Street California in connection with Greenwich Street California's annual meeting to be held on January 14, 2002 (the "Annual Meeting"). At the Annual Meeting, one of the proposals to be considered is a proposed reorganization in which all of the assets of Greenwich Street California would be acquired by Smith Barney California, in exchange solely for Class A shares of Smith Barney California and the assumption by Smith Barney California of all of the outstanding liabilities of Greenwich Street California (the "Reorganization"). Shares of Smith Barney California thereby received would then be distributed to the shareholders of Greenwich Street California in complete liquidation of Greenwich Street California. As a result of the Reorganization, each shareholder of Greenwich Street California would receive that number of full and fractional shares of Smith Barney California having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Greenwich Street California held as of the close of business on the day of the closing of the Reorganization. Shareholders of Greenwich Street California are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

   This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about Smith Barney California that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Smith Barney California, see the prospectus for Smith Barney California, dated June 28, 2001, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by Smith Barney California's annual report to shareholders for the year ended February 28, 2001 and the semi-annual report for the fiscal period ended August 31, 2001. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Greenwich Street California, see the prospectus for Greenwich Street California, dated December 29, 2000, which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Greenwich Street California, 125 Broad Street, New
York, New York 10004, or by calling at [    ]. A Statement of Additional
Information of Greenwich Street California and Smith Barney California dated November 30, 2001 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus; it is available at no cost by calling or by writing to Greenwich Street California at 125 Broad Street, New York, New York 10004. A copy of Greenwich Street California's Semi-Annual Report for the period ended February 28, 2001 and Annual Report for the year ended August 31, 2001 are available upon request and without charge by writing to or calling Greenwich Street California at the address or phone number listed above. Shareholder inquiries regarding Greenwich Street California or Smith Barney California may also be made by calling the phone number listed above. The information contained herein concerning Greenwich Street California has been provided by, and is included herein in reliance upon, Greenwich Street California. The information contained herein concerning Smith Barney California has been provided by, and is included herein in reliance upon, Smith Barney California.

   Smith Barney California is an open-end non-diversified management investment company organized as a Maryland corporation. Greenwich Street California is a non-diversified closed-end management investment company organized as a Maryland corporation. The investment objective of Smith Barney California is to pay its shareholders as high a level of current income exempt from Federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital. The investment objective of Greenwich Street California is to pay its shareholders as high a level of current income exempt from Federal income taxes and California state personal income taxes as is consistent with the preservation of principal.

                               -----------------


   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY
STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                              VOTING INFORMATION

   This Proxy Statement/Prospectus, the Notice of Annual Meeting and the proxy card(s) are first being mailed to shareholders on or about December 1, 2001, or as soon as practicable thereafter. Any Greenwich Street California shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Greenwich Street California at the address shown at the beginning of this Proxy Statement/Prospectus) or in person at the Annual Meeting, by executing a superseding proxy or by submitting a notice of revocation to Greenwich Street California. Proxies voted by telephone, fax or internet may be revoked at any time before they are voted. All properly executed proxies received in time for the Annual Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

   The presence at any shareholder meeting, in person or by proxy, of the holders of a majority of the shares of Greenwich Street California entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of Greenwich Street California's shares present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by Greenwich Street California from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Shareholders are urged to forward their voting instructions promptly.

   Proposal 1 (regarding the Reorganization) requires the affirmative vote of the holders of a majority of the outstanding Greenwich Street California shares at a meeting at which a quorum is present. Proposal 2 (regarding the election of Directors) requires a plurality of votes cast for the election of a Director. Abstentions and broker non-votes will have the effect of a "no" vote on Proposal 1 and will have no effect on Proposal 2.

   For more information, please call [name] at [     ].

   Holders of record of the shares of Greenwich Street California at the close of business on November 16, 2001 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all
business of the Annual Meeting. As of November 16, 2001, there were [   ]
shares of Greenwich Street California outstanding.

   To the best of Greenwich Street California's knowledge, as of November 16, 2001, except as set forth on Appendix A, no person owned beneficially more than 5% of Greenwich Street California's outstanding shares.

   As stated in the Notice of Annual Meeting of Stockholders, attached hereto, only holders of Greenwich Street California's shares on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

   The Board of Directors of Greenwich Street California, including all of the Directors who are not "interested persons" of Greenwich Street California (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), and all of the "Continuing Directors" (as defined in the Fund's Articles of Incorporation and as described in the "Information About Shareholders' Rights" section), approved on September 6, 2001 a form of an Agreement and Plan of Reorganization dated as of November 2, 2001 (the "Plan"). The Board of Directors of Smith Barney California, including all of the Directors who are not "interested persons" of Smith Barney California (as defined in the 1940 Act), also approved the Plan on September 6, 2001.

   Subject to its approval by the shareholders of Greenwich Street California, the Plan provides for (a) the transfer of all of the assets of Greenwich Street California to Smith Barney California, an open-end non-diversified management investment company, in exchange for Class A voting shares of Smith Barney California and the assumption by Smith Barney California of all of Greenwich Street California's outstanding liabilities; (b) the distribution of such Smith Barney California shares to the shareholders of Greenwich Street California in complete liquidation of Greenwich Street California; (c) the termination of Greenwich Street California as a non-diversified closed-end management investment company; and (d) the dissolution of Greenwich Street California as a corporation under Maryland law. As a result of the Reorganization, each shareholder of Greenwich Street California will become a shareholder of Smith Barney California and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of Smith Barney California having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in Greenwich Street California immediately prior to the Closing (the "Valuation Date"). The Closing is expected to occur on January 18, 2001, or on such later date as the parties may agree in writing (the "Closing Date").

                                   SYNOPSIS

   The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of Smith Barney California, the Prospectus of Greenwich Street California and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Greenwich Street California shareholders should read this entire Proxy Statement/Prospectus carefully.

                   INTRODUCTION TO THE PROPOSED TRANSACTION

   Smith Barney Fund Management LLC ("SBFM") (successor to SSB Citi Fund Management LLC), an affiliate of Salomon Smith Barney Inc., located at 125 Broad Street, New York, New York 10004, is the investment manager of each of Greenwich Street California and Smith Barney California. If the Plan is consummated, Greenwich Street California shareholders will become shareholders of Smith Barney California and may benefit from that Fund's similar investment objective, greater size and lower expense ratio, as well as its status as an open-end investment company. Shares of Greenwich Street California currently trade at a discount to their net asset value. Shares of Smith Barney California trade at net asset value, subject to any applicable sales charges. As shareholders of Smith Barney California, former Greenwich Street California shareholders will be able to realize the full value of their shares. While Greenwich Street California declares and pays quarterly dividends, Smith Barney California declares and pays dividends monthly. It is a condition of the Reorganization that each Fund receive an opinion of legal counsel that the Reorganization will be tax-free. This means that shareholders of Greenwich Street California will not realize any capital gain or loss as a direct result of the Reorganization.

   The aggregate net asset value of Smith Barney California Class A voting shares (the "Shares") to be issued in exchange for the assets and liabilities of Greenwich Street California will be equal to the net asset value of

Greenwich Street California as of the Valuation Date. Immediately following the transfer of Shares to Greenwich Street California, the Shares will be distributed pro rata to the shareholders of record of Greenwich Street California on the Closing Date and the shares of Greenwich Street California will be cancelled.

   For the reasons described below under "Reasons for the Proposed Transaction," the Board of Directors of Greenwich Street California, including the Directors who are not interested persons, concluded the following:

    . the Reorganization is in the best interests of Greenwich Street California and its shareholders; and

    . the interests of the existing shareholders of Greenwich Street California will not be diluted as a result of the Reorganization.

   As discussed in the "Information on Shareholders' Rights" section, since the Reorganization was approved by at least 75% of the "Continuing Directors" of Greenwich Street California, the Reorganization will only have to be approved by a majority of the Fund's shares entitled to vote at the Annual Meeting. Absent approval by 75% of the Continuing Directors, Greenwich Street California's Articles of Incorporation would have required a favorable vote of shareholders holding at least 75% of the Fund's outstanding shares in order to approve the Reorganization.

   THE DIRECTORS OF GREENWICH STREET CALIFORNIA RECOMMEND APPROVAL OF THE PLAN. IF THE PLAN IS NOT APPROVED, GREENWICH STREET CALIFORNIA WILL CONTINUE IN EXISTENCE UNLESS OTHER ACTION IS TAKEN BY THE DIRECTORS OF GREENWICH STREET CALIFORNIA.

   In addition, at a meeting held on September 6, 2001, the Board of Directors of Smith Barney California, including the Directors who are not interested persons, also concluded the following:

    . the Reorganization is in the best interests of Smith Barney California and its shareholders; and

    . the interests of the existing shareholders of Smith Barney California will not be diluted as a result of the Reorganization.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

   The following table compares the investment objective and policies of Smith Barney California and Greenwich Street California:


GREENWICH STREET CALIFORNIA               ITEM FOR COMPARISON     SMITH BARNEY CALIFORNIA
----------------------------------------------------------------------------------------------------
Greenwich Street California seeks as      INVESTMENT OBJECTIVE    Smith Barney California seeks to
high a level of current income exempt                             provide California investors with
from federal income tax and California                            as high a level of current
personal income taxes as is consistent                            income exempt from federal
with the preservation of principal.                               income taxes and California
                                                                  state personal income taxes as
                                                                  is consistent with prudent
                                                                  investment management and
                                                                  the preservation of capital.
----------------------------------------------------------------------------------------------------
In seeking its objective, Greenwich       INVESTMENT POLICIES     Smith Barney California
Street California invests primarily in                            invests at least 80% of its net
long-term investment grade debt                                   assets in California municipal
obligations issued by, or on behalf of,                           securities. "California
the State of California and its political                         municipal securities" include
subdivisions, agencies and                                        securities issued by the State of
instrumentalities or multistate agencies                          California and certain other
or authorities, the interest from which                           municipal issuers, political
is, in the opinion of bond counsel to the                         subdivisions, agencies and
issuers, excluded from gross income for                           public authorities that pay
federal income tax purposes and is                                interest which is excluded from
exempt from California personal                                   gross income for federal
income taxes. Under normal conditions,                            income tax purposes and is
Greenwich Street California will invest                           exempt from California
not less than 80% of its net assets in                            personal income taxes. Smith
municipal obligations the interest on                             Barney California focuses
which is exempt from federal income                               primarily on intermediate-term
tax (other than the alternative minimum                           and long-term municipal
tax ("AMT")) and not less than 65% of                             securities which have
its net assets in California municipal                            remaining maturities at the
obligations the interest on which is also                         time of purchase of from three
exempt from California personal                                   to more than thirty years.
income taxes in the opinion of bond
counsel to the issuers.
----------------------------------------------------------------------------------------------------
SBFM                                      INVESTMENT ADVISER      SBFM
----------------------------------------------------------------------------------------------------
Joseph P. Deane                           PORTFOLIO MANAGER       Joseph P. Deane
----------------------------------------------------------------------------------------------------
0.90% (0.65% after voluntary waivers)     ADVISORY FEE            0.49%
----------------------------------------------------------------------------------------------------
1.24% (1.08% after voluntary waivers)     TOTAL OPERATING EXPENSE 0.68% (Class A shares)
                                          RATIO FOR 2001
----------------------------------------------------------------------------------------------------


GREENWICH STREET CALIFORNIA   ITEM FOR COMPARISON              SMITH BARNEY CALIFORNIA
----------------------------------------------------------------------------------------
1.24% (0.99% after voluntary  ESTIMATED TOTAL OPERATING        0.68% (Class A shares)
waivers)                      EXPENSE RATIO FOR 2002
----------------------------------------------------------------------------------------
$                             SHARE PRICE (AS OF RECORD DATE)  $
----------------------------------------------------------------------------------------
$                             NET ASSET VALUE PER SHARE (AS OF $
                              RECORD DATE)
----------------------------------------------------------------------------------------
$[50] million                 NET ASSETS (AS OF RECORD DATE)   $[950] million
----------------------------------------------------------------------------------------
Closed-end non-diversified    1940 ACT CLASSIFICATION AND SUB- Open-end non-diversified
management investment company CLASSIFICATION                   management investment
                                                               company
----------------------------------------------------------------------------------------
Maryland                      STATE OF INCORPORATION           Maryland

   Investors should refer to the respective prospectuses and statements of additional information of Greenwich Street California and Smith Barney California for a fuller description of each Fund's investment policies and restrictions.

          COMPARISON OF CLOSED-END AND OPEN-END INVESTMENT COMPANIES

   Generally, closed-end funds, such as Greenwich Street California, neither redeem their outstanding stock nor engage in the continuous sale of new securities. Therefore, a closed-end fund operates with a relatively fixed capitalization. Shares of Greenwich Street California are traded on the American Stock Exchange. Shareholders who wish to buy or sell shares generally must do so through a broker-dealer, and pay or receive whatever price the market may bear. This price may be more or less than the net asset value per share of the closed-end fund's shares. In contrast, open-end funds, such as Smith Barney California, issue redeemable securities entitling shareholders to surrender those securities to the fund and receive in return their proportionate share of the value of the fund's net assets (less any applicable deferred sales charge). Also, open-end funds generally issue new shares at the fund's net asset value, subject to any applicable sales load.

   In addition to these structural distinctions between the two types of funds, several other differences exist. These distinctions can give rise to advantages and disadvantages to Greenwich Street California if, on the one hand, it remains a closed-end fund or if, on the other hand, it converts to open-end status. An advantage of being a closed-end fund is that assets may be fully invested in accordance with both the fund's investment objective and policies, whereas open-end funds frequently maintain a portion of their assets in cash or cash equivalents in order to facilitate meeting redemption requests. Based upon information provided by SBFM, the Board has considered the advantages and disadvantages to Greenwich Street California and its shareholders associated with the Reorganization in general and with remaining closed-end or converting to open-end form in particular, and found the overall advantages of the Reorganization to outweigh the disadvantages.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

   Smith Barney California seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital. Similarly, Greenwich Street California's investment objective is to seek as high a level of current income exempt from federal income tax and California personal income taxes as is consistent with the preservation of principal.

   Smith Barney California invests at least 80% of its net assets in California municipal securities. "California municipal securities" include securities issued by the State of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is excluded from gross income for federal income tax purposes and is exempt from California personal income taxes. In seeking its objective, Greenwich Street California will invest not less than 80% of its net assets in municipal obligations the interest on which is exempt from federal income tax (other than AMT) and not less than 65% of its net assets in California municipal securities.

   Smith Barney California focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from three to more than thirty years. Under normal conditions, Greenwich Street California generally invests in long-term municipal obligations; under normal market conditions, the weighted average maturity of Greenwich Street California's securities is generally in excess of 20 years.

   Each of Smith Barney California and Greenwich Street California can invest up to 20% of its assets in below investment grade bonds or in unrated securities of equivalent quality (commonly known as "junk bonds"). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, of comparable quality.

   As non-diversified funds, Greenwich Street California and Smith Barney California are not limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. Each Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended ("Code"), which relieves the Funds of any liability for federal income tax to the extent that their earnings are distributed to shareholders. To qualify as a regulated investment company, each Fund, among other things, limits its investments so that, at the close of each quarter of its taxable year (1) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer.

   Generally, neither Fund invests more than 25% of its total assets in any industry. Governmental issuers of municipal obligations are not considered part of any "industry." Municipal obligations backed only by non-governmental users would be subject to this 25% industry limitation.

   Each Fund may invest more than 25% of its total assets in a broad segment of the municipal obligations market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations, if the manager determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with a large investment in the segment. Although these municipal obligations could be supported by the credit of governmental users, or by the credit of non-governmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of the users (for example, proposed legislation or pending court decisions affecting the financing of projects and market factors affecting the demand for their services or products) may have a general adverse affect on all municipal securities in such a market segment.

   From time to time, each Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by SBFM, holds a major portion or all of an issue of municipal obligations. Because relatively few potential purchasers may be available for these investments and, in some cases, contractual restrictions may apply on resales, the Funds may find it more difficult to sell these securities at a time when the manager believes it is advisable to do so.

PORTFOLIO MANAGEMENT

   In managing the Funds, Joseph Deane, each Fund's portfolio manager, selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities he believes will benefit from changes in market conditions. In selecting individual securities, the portfolio manager:

    . Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

    . May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

    . Considers the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer and its sector and interest rates

    . Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

             INVESTMENT MANAGEMENT FEES AND EXPENSES OF THE FUNDS

   Greenwich Street California and Smith Barney California retain SBFM, pursuant to separate contracts, to manage the daily investment and business affairs of Greenwich Street California and Smith Barney California, respectively, subject to the policies established by each Fund's Board of Directors. The expenses of each Fund, which are discussed in greater detail below, are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services.

SMITH BARNEY CALIFORNIA

   Smith Barney California's investment adviser and administrator is SBFM, an affiliate of Salomon Smith Barney Inc. The manager's address is 125 Broad Street, New York, New York 10004. The manager selects the Fund's investments and oversees its operations. SBFM and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

   Joseph P. Deane, investment officer of the manager and senior vice president and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the Fund's portfolio since November 1988. Mr. Deane has 31 years of securities business experience.

   During the fiscal year ended February 28, 2001, SBFM received an advisory fee equal to 0.49% of Smith Barney California's average daily net assets (after taking into account certain expense limitation arrangements).

GREENWICH STREET CALIFORNIA

   Greenwich Street California's investment adviser also is SBFM. SBFM selects and manages Greenwich Street California's investments in accordance with the Fund's investment objective and policies. SBFM is also the Greenwich Street California's administrator and oversees the Fund's non-investment operations and its relations with its service providers. For its services, SBFM is entitled to receive on the first business day of each month a fee for the previous month at the annual rate of .90 of 1.00% of the Fund's average daily net assets. SBFM has voluntarily agreed to waive certain fees and bear certain expenses of Greenwich Street California.

   Joseph P. Deane also has been responsible for the day-to-day management of the Fund's portfolio since the Fund's inception.

   For the year ended August 31, 2001, Greenwich Street California's annualized total expense ratio (total annual operating expenses as a percentage of average net assets) was 1.08%, after waivers and reimbursements. Estimated expenses for the current fiscal year, after waivers and reimbursements, are expected to be 0.99%. As demonstrated below, even after taking into account certain past and current expense limitation arrangements, shareholders of Greenwich Street California may expect to benefit from the lower expense ratio experienced by Smith Barney California, which will issue the Shares received pursuant to the Reorganization.

   The expenses of Greenwich Street California and Smith Barney California for the fiscal years ended August 31, 2001 and February 28, 2001, respectively, and pro forma expenses following the proposed Reorganization are outlined below:

COMPARATIVE ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS FOR THE MOST RECENT FISCAL YEAR)

                                                               SMITH
                                                               BARNEY
                                                  GREENWICH  CALIFORNIA
                                                    STREET    (CLASS A   PRO
                                                  CALIFORNIA  SHARES)   FORMA
                                                  ---------- ---------- -----
SHAREHOLDER FEES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of Offering Price).....................     N/A      4.00%/1/ 4.00%/1/
ANNUAL FUND OPERATING EXPENSES
Management Fee...................................   0.90%      0.49%    0.49%
Distribution (12b-1) Fees........................      --      0.15%    0.15%
Other Expenses...................................   0.34%      0.04%    0.04%
                                                    -----      -----    -----
Total Annual Fund Operating Expenses.............   1.24%/2/   0.68%    0.68%
                                                    =====      =====    =====

/1/ Class A Shares of Smith Barney California received by Greenwich Street
  California shareholders in the Reorganization will not be subject to this sales charge.
/2 /After waivers and reimbursements, total net operating expenses for the most recent fiscal year were 1.08%. Total net operating expenses, after waivers and reimbursements, are estimated to be 0.99% for the current fiscal year.

   EXAMPLE. This Example is intended to help you compare the cost of investing in each of the Funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

   WITH OR
   WITHOUT                    SMITH BARNEY            SMITH BARNEY
REDEMPTION AT GREENWICH    CALIFORNIA (CLASS A     CALIFORNIA (CLASS A     PRO FORMA (AFTER
 THE END OF     STREET   SHARES) (WITH FRONT-END SHARES) (WITHOUT FRONT- GIVING EFFECT TO THE
EACH PERIOD:  CALIFORNIA      SALES CHARGE)         END SALES CHARGE)       REORGANIZATION
------------- ---------- ----------------------- ----------------------- --------------------
    1 Year      $ 126             $ 467                   $ 69                   $ 69
   3 Years      $ 393             $ 609                   $218                   $218
   5 Years      $ 681             $ 764                   $379                   $379
  10 Years      $1500             $1213                   $847                   $847

   This example assumes reinvestment of all dividends and distributions. This example should not be considered a representation of past or future expenses. Actual Fund expenses can vary from year to year and may be higher or lower than those shown.

                      PRINCIPAL RISK FACTORS OF THE FUNDS

GENERAL RISKS

   Investors could lose money on their investment in a Fund, or a Fund may not perform as well as other investments, if:

    .  Interest rates rise, causing the value of a Fund's portfolio to decline

    . The issuer of a security owned by a Fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded

    . California municipal securities fall out of favor with investors. A Fund will suffer more than a national municipal fund from adverse events affecting California municipal issuers

    .  Unfavorable legislation affects the tax-exempt status of municipal bonds

    . The portfolio manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

   It is possible that some of a Fund's income distributions may be, and distributions of a Fund's gains generally will be, subject to federal and California state taxation. A Fund may realize taxable gains on the sale of its securities or on transactions in futures contracts. Some of a Fund's income may be subject to the federal alternative minimum tax. In addition, distributions of a Fund's income and gains will generally be taxable to investors in states other than in California.

   Each Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent a Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

CONCENTRATION IN CALIFORNIA MUNICIPAL SECURITIES

   Both Funds concentrate their investments in California municipal securities that involve additional risks that you should consider. The following information constitutes only a brief summary and does not purport to be a complete description of these risks. It is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies in California available as of the date hereof. While the Funds have not independently verified such information, they have no reason to believe that this information is not correct in all material respects.

   The California economy and general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. From the late 1980s through the early 1990s, an economic recession eroded California's revenue base. At the same time, rapid population growth caused State expenditures to exceed budget appropriations. As a result, California experienced a period of sustained budget imbalance. Since that time the California economy has improved and the extreme budgetary pressures have lessened, until recently.

   During the past year, California has experienced difficulties with the prices and supplies of electricity in much of the State. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which in turn affect State revenues. In addition, U.S. economic growth has been slower than expected since the Spring of 2001. This situation has worsened through the late Summer and Fall of 2001. The terrorist attacks of September 11, 2001 may adversely affect the State's economy and the expenditures and revenues of the State. As of October 17, 2001, California's general obligation bonds were rated Aa3 by Moody's, A+ by S&P and AA by Fitch. The ratings merely reflect the opinions of the rating agencies and can change at any time.

   The 2001-02 Budget Act, signed into law on July 26, 2001, includes General Fund expenditures of approximately $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilizes more than half of the budget surplus as of June 30, 2001. However, this budget was approved prior to the terrorist attacks of September 11, 2001, and may not have fully accounted for the State's current worsening economic condition.

   In addition to recent events which have affected and continue to affect the California economy, the State is also subject to unforeseeable events that may occur in the future. For example, in December, 1994, Orange County and its investment pool filed for bankruptcy. In addition, California's economy is dependent to some extent on the ability of its local businesses to export goods to foreign markets. Global events that adversely affect foreign markets may adversely affect the California economy. California also faces constant fluctuations in other expenses (including health and welfare caseloads, property tax receipts, federal funding and natural disaster relief) that will undoubtedly create new budgetary pressure and reduce issuers' ability to pay their debts.

   An issuer's ability to make payments on bonds (and the remedies available to bondholders) could also be adversely affected by the following constraints:

    . Certain provisions of California's Constitution, laws and regulatory system contain tax, spending and appropriations limits and prohibit certain new taxes.

    . Certain other California laws subject the users of bond proceeds to strict rules and limits regarding revenue repayment.

    . Bonds of healthcare institutions which are subject to the strict rules and limits regarding reimbursement payments of California's Medi-Cal program for healthcare services to welfare recipients and bonds secured by liens on real property are two of the types of bonds affected by these provisions.

                      PRINCIPAL INVESTMENTS OF THE FUNDS

   Greenwich Street California and Smith Barney California may engage in certain investments and investment techniques that are substantially the same. The following is a brief description of these investment practices.

   CALIFORNIA MUNICIPAL SECURITIES. California municipal securities include debt obligations issued by certain non-California governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on California municipal securities is exempt from regular federal income taxes and California personal income taxes. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The California municipal securities in which each Fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. Each Fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value. Smith Barney California may also invest up to 20% of its net assets in municipal securities of non-California issuers. The interest on these securities will generally be exempt from regular federal income taxes, but not from California income taxes. Greenwich Street California can invest up to 35% of its net assets in securities that are not California municipal securities.

   MUNICIPAL OBLIGATIONS. In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest on which is exempt from Federal income tax in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal obligations" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

   The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   ILLIQUID SECURITIES. Each Fund may invest a portion of its assets in securities for which there is not an active trading market, or which have resale restrictions. These types of securities generally offer a higher return than more readily marketable securities, but carry the risk that a Fund may be not be able to dispose of them at an advantageous time or price.

   MUNICIPAL LEASES. Each Fund may invest in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult.

   PRIVATE ACTIVITY BONDS. Each Fund may invest in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal AMT to the extent the applicable Fund's dividends are derived from interest on those bonds.

   ZERO COUPON SECURITIES. Each Fund may invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the applicable Fund may obtain no return at all on its investment.

   BELOW INVESTMENT GRADE SECURITIES. Each Fund may invest in below investment grade securities, also known as "junk bonds", which are considered speculative with respect to the issuer's ability to pay interest and principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and these securities are less liquid than investment grade debt securities.

   DERIVATIVE CONTRACTS. Each Fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

    . To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates.

    .  As a substitute for buying or selling securities.

   A futures contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in futures can have a big impact on a Fund's interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. A Fund may not fully benefit from or may lose money on futures if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain futures present the same types of default risk as issuers of fixed income securities. Futures can also make a fund less liquid and hard to value, especially in declining markets.

   DEFENSIVE INVESTING. Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund takes a temporary defensive position it may be unable to achieve its investment goal.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. Each Fund may use when-issued and delayed delivery transactions to purchase securities. The value of securities purchased in these transactions may decrease before they are delivered to the Fund. Also, the yield on securities purchased in these transactions may be higher in the market when the delivery takes place.

   MUNICIPAL OBLIGATION COMPONENTS. Each Fund may invest in municipal obligations, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically the first of the components (auction component) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (residual component) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the auction component. Each Fund may purchase both auction and residual components.

   Because the interest rate paid to holders of residual components, which are also sometimes referred to as "inverse floaters," is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to residual component holders will decrease as the auction component's rate increases and increase as the auction component's rate decreases. Moreover, the extent of the increases and decreases in market value of residual components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

   FLOATING AND VARIABLE RATE INSTRUMENTS. Each Fund may purchase floating and variable rate demand notes and bonds, which are municipal obligations normally having a stated maturity in excess of one year, but which permit their holder to demand payment of principal at any time, or at specified intervals. The issuer of floating and variable rate demand obligations normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of the obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently floating and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations.

   PARTICIPATION INTERESTS. Each Fund may purchase from financial institutions tax-exempt participation interests in municipal obligations. A participation interest gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total amount of the municipal obligation. These instruments may have floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that a Fund's board of directors has determined meets certain quality standards or the payment obligation otherwise will be collateralized by obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities). Each Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's interest in the municipal obligation, plus accrued interests.

   TAXABLE INVESTMENTS. Under normal conditions, each Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments (collectively, taxable investments).

   STAND-BY COMMITMENTS. Each Fund may acquire "stand-by commitments" with respect to municipal obligations it holds. Under a stand-by commitment, which resembles a put option, a broker, dealer or bank is obligated to repurchase at the Fund's option specified securities at a specified price. Each exercise of a stand-by commitment, therefore, is subject to the ability of a Fund's counterparty to make payment on demand. Each Fund will acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes.

   LENDING SECURITIES. Each Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, but it will not lend securities to any affiliate of SBFM, including Salomon Smith Barney, unless a Fund applies for and receives specific authority to do so from the SEC. Loans of a Fund's securities, if and when made, may not exceed 33 1/3% of the Fund's assets taken at value.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

DISTRIBUTION OF SHARES AND OTHER SERVICES

   Salomon Smith Barney Inc., a registered broker-dealer, is the principal underwriter and distributor of Smith Barney California. A selling group consisting of Salomon Smith Barney and other broker-dealers sells shares of Smith Barney California to the public. Smith Barney California has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, Smith Barney California pays distribution and service fees. These fees are an ongoing expense and, over time, may cost shareholders more than other types of sales charges.

   Greenwich Street California does not engage in a continuous offering of its shares.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

   The purchase, redemption and exchange procedures and privileges with respect to Greenwich Street California are materially different than those of Smith Barney California. Greenwich Street California is a closed-end fund that is not offering new shares for sale, and therefore, does not impose sales charges or Rule 12b-1 fees; Smith Barney California is an open-end fund that imposes sales charges on purchases (other than on reinvestment of dividends and distributions) and certain redemptions and Rule 12b-1 fees. The sales charges and the Rule 12b-1 fees are used to pay for the distribution and shareholder services provided to shareholders of Smith Barney California. NO SALES CHARGES WILL BE ASSESSED ON THE ISSUANCE (OR THE REDEMPTION) OF SMITH BARNEY CALIFORNIA SHARES RECEIVED AS PART OF THE REORGANIZATION. Additionally, while there is no exchange privilege available to Greenwich Street California shareholders, shareholders of Smith Barney California may exchange their shares for a corresponding class of shares of a fund in the Smith Barney fund complex. Investors should refer to the respective prospectuses and statements of additional information of Greenwich Street California and Smith Barney California for a fuller description of each Fund's policies and restrictions with respect to the purchase, redemption and exchange of shares.

DIVIDENDS AND OTHER DISTRIBUTIONS

   Smith Barney California pays dividends each month from its net investment income. Smith Barney California generally makes capital gain distributions, if any, once a year, typically in December. Net investment income is income (including tax-exempt income and accrued original issue discount income) other than net realized capital gains. Smith Barney California may pay additional distributions and dividends at other times if necessary for Smith Barney California to avoid a federal tax. Capital gain distributions and dividends may be reinvested in additional fund shares of the same class held. Shareholders do not pay a sales charge on reinvested distributions or dividends. Alternatively, shareholders can instruct their Service Agent, the transfer agent or the applicable sub-transfer agent to have their distributions and/or dividends paid in cash. Shareholders can change their choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

   Greenwich Street California pays monthly dividends of substantially all net investment income to the holders of the common stock. From time to time, when Greenwich Street California makes a capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of Greenwich Street California consists of all interest income accrued to Greenwich Street California's assets less all expenses of Greenwich Street California. Expenses of Greenwich Street California are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once per year.

TAXES

   In general, redeeming shares, exchanging shares and receiving distributions from a Fund (whether in cash or additional shares) are all taxable events.

TRANSACTION             FEDERAL TAX STATUS             CALIFORNIA TAX STATUS
-----------             ------------------             ---------------------
Long-term capital gain  Long-term capital gain         Long-term capital gain
distributions

Short-term capital gain Ordinary income                Ordinary income
distributions

Dividends               Excluded from gross income if  Exempt from personal income
                        from interest on tax-exempt    taxes if from interest on California
                        securities, otherwise ordinary municipal securities, otherwise
                        income                         ordinary income.

   Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Unlike the federal income tax treatment of such gains, California taxes long-term capital gains at the same rates as ordinary income. You may want to avoid buying shares when a Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. After the end of each year, each Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide a Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 30.5% (30% after December 31, 2001) of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

PORTFOLIO SECURITIES

   If the Reorganization is effected, SBFM will analyze and evaluate the portfolio securities of Greenwich Street California being transferred to Smith Barney California. Consistent with Smith Barney California's investment objective and policies, any restrictions imposed by the Code and the best interests of Smith Barney California's shareholders (including former Greenwich Street California shareholders), SBFM will determine the extent and duration to which the Greenwich Street California portfolio securities will be retained by Smith Barney California. Since both Greenwich Street California and Smith Barney California are managed by the same portfolio manager, Joseph Deane, it is not currently anticipated that there would be a significant rebalancing of the Greenwich Street California portfolio securities following the consummation of the Reorganization. Subject to market conditions at the time of any such rebalancing, the disposition of Greenwich Street California portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

PORTFOLIO TURNOVER

   The portfolio turnover rate for Smith Barney California (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio--excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less--for the year ended February 28, 2001 was 29%. The portfolio turnover rate for Greenwich Street California for the year ended August 31, 2001 was 2%.

CAPITALIZATION AND PERFORMANCE

PRO FORMA CAPITALIZATION (UNAUDITED)

   The following table sets forth the unaudited capitalization of Smith Barney California and Greenwich Street California as of August 31, 2001 as adjusted giving effect to the Reorganization discussed herein:/1/

                                                                                 SMITH BARNEY
                                   SMITH BARNEY   GREENWICH STREET  PRO FORMA     CALIFORNIA
                                    CALIFORNIA       CALIFORNIA    ADJUSTMENTS     COMBINED
                                 ---------------- ---------------- ----------- ----------------
                                     (ACTUAL)         (ACTUAL)
Net Assets...................... $    951,501,510   $51,665,924            --  $  1,003,167,434
Net Asset Value Per Share....... $17.11 (Class A)   $     14.39            --  $17.11 (Class A)
Shares Outstanding (all classes)       55,611,598     3,591,034     3,019,633        58,631,231

--------
/1/ Assumes the Reorganization had been consummated on [August 31], 2001, and is for information purposes only. No assurance can be given as to how many shares of Smith Barney California will be received by shareholders of Greenwich Street California on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Smith Barney California that actually will be received on or after such date.

PERFORMANCE

   Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

   The following table reflects the average annual total return for the 1, 5 and 10 year periods ending August 31, 2001 for Greenwich Street California and February 28, 2001 for Smith Barney California, and the 30-day SEC yield for Smith Barney California as of October 31, 2001:

                                                  GREENWICH STREET SMITH BARNEY
                                                   CALIFORNIA/1/    CALIFORNIA
                                                  ---------------- ------------
Average Annual Total Return:
  1-year.........................................         %             10.09%
  5-year.........................................         %              5.34%
  10-year/Since inception........................         %        6.94%/8.12%
30-day SEC Yield.................................       N/A                  %

--------
/1/ The average annual return on a market price basis for Greenwich Street
  California was   %,   % and % for the 1-year, 5-year and since inception
  periods, respectively.

                           THE PROPOSED TRANSACTION

DESCRIPTION OF THE PLAN

   As stated above, the Plan provides for the transfer of all of the assets of Greenwich Street California to Smith Barney California in exchange for that number of full and fractional Class A shares of Smith Barney California having an aggregate net asset value equal to the aggregate net asset value of each Greenwich Street California shareholder's shares held in Greenwich Street California as of the close of business on the date of the Closing. Smith Barney California will assume all of the outstanding liabilities of Greenwich Street California. In connection with the Closing, Greenwich Street California will distribute Class A shares of Smith Barney California received in the exchange to the shareholders of Greenwich Street California in complete liquidation of Greenwich Street California. Greenwich Street California will then be terminated as a non-diversified closed-end management investment company and dissolved as a corporation under Maryland law. The description of the Plan in this Proxy Statement/Prospectus is qualified in its entirety by reference to Exhibit A.

   Upon completion of the Reorganization, each shareholder of Greenwich Street California will own that number of full and fractional Class A shares of Smith Barney California having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in Greenwich Street California as of the close of business on the day of the Closing. Shares of Greenwich Street California are represented by physical certificates. However, in the interest of economy and convenience, shares of Smith Barney California issued to Greenwich Street California shareholders will be in uncertificated form.

   The obligations of Greenwich Street California and Smith Barney California under the Plan are subject to various conditions, as stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Board of Directors of either Fund, notwithstanding the approval of the Plan by the shareholders of Greenwich Street California. However, no amendment may be made that materially adversely affects the interests of the shareholders of Greenwich Street California without obtaining the approval of Greenwich Street California's shareholders. Greenwich Street California and Smith Barney California may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

   Smith Barney California and Greenwich Street California will have received the opinion of Willkie Farr & Gallagher, counsel to Smith Barney California and Greenwich Street California, dated as of the Closing Date and in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Code. If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by Greenwich Street California or its shareholders as a direct result of the Reorganization.

   For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

   Greenwich Street California will bear all of the expenses of carrying out the Plan, including the solicitation of proxies and preparing this Proxy Statement/Prospectus.

REASONS FOR THE PROPOSED TRANSACTION

   At a meeting held on September 6, 2001, the Board of Directors of Greenwich Street California considered its strategic alternatives, including a business combination with an open-end management investment company. At that meeting, the Board of Directors of Greenwich Street California, including all of the Directors who are not interested persons, unanimously determined that the interests of the shareholders of Greenwich Street California will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Greenwich Street California and its shareholders.

   The Directors of Greenwich Street California believe that Greenwich Street California shareholders will benefit from the proposed Reorganization because Smith Barney California is guided by similar investment objectives and policies as the Fund, and offers the following benefits:

    . LOWER FEES AND EXPENSES. If the proposed transaction is approved, Greenwich Street California shareholders may benefit from lower fees and lower total fund expenses (even after taking into account certain expense limitation arrangements currently in place for Greenwich Street California). Greenwich Street California has higher gross operating expenses due, in part, to its relatively small level of assets. As of August 31, 2001, Greenwich Street California had net annual operating expenses of 1.08% after fee waivers. If no fee waivers were in place, Greenwich Street California's expense ratio would have been 1.24%. Going forward, Greenwich Street California's net annual operating expenses are expected to be 0.99%. As of the same date, Smith Barney California had gross annual operating expenses of 0.68%. As a result of the Reorganization, Greenwich Street California shareholders will be investing in a Fund with expenses that are currently 31% lower than Greenwich Street California's expense ratio, even after waivers and reimbursements. If the Reorganization is approved by Greenwich Street California shareholders, Smith Barney California's net expense ratio is expected to remain unchanged for the year ending February 28, 2002.

    . INCREASED LIQUIDITY. As shareholders of Smith Barney California, former Greenwich Street California shareholders will be able to purchase and redeem their shares at net asset value on any business day subject only to the various charges and limitations set forth in the Smith Barney California prospectus (including, if applicable, any sales charges on new purchases of shares). In addition, Smith Barney California shareholders can exchange their shares for shares of the same class of other Smith Barney Funds.

    . ELIMINATION OF DISCOUNT. An immediate benefit to shareholders of Greenwich Street California is the elimination of the discount. The discount applicable to Greenwich Street California shares has varied
       from  % to  % over the past   years. Once shares of Greenwich Street
       California are exchanged for shares of Smith Barney California at their relative net asset value, Greenwich Street California shareholders will realize the full value of their investment. As of November 16, 2001, the
       discount applicable to shares of Greenwich Street California was   % or
       $0.  .

OTHER FACTORS

   The Board of Directors of Greenwich Street California, in recommending the proposed transaction, considered a number of additional factors, including the following:

      (1) the tax-free nature of the Reorganization;

      (2) the lower expense ratio of Smith Barney California;

      (3) the positive compatibility of Smith Barney California's investment objectives, policies and restrictions with those of Greenwich Street California;

      (4) the terms and conditions of the Reorganization and that it should not result in a dilution of Greenwich Street California shareholder interests; and

      (5) the fact that each Fund shares the same investment adviser and portfolio manager.

   The Reorganization was approved by a majority of the Board of Directors of Greenwich Street California, a majority of the members of the Board who are not "interested persons" of Greenwich Street California, and by more than 75% of the Fund's "Continuing Directors." See the "Information on Shareholders' Rights" section for a discussion of the Continuing Directors.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

   The Reorganization is conditioned upon the receipt by Greenwich Street California and Smith Barney California of an opinion from Willkie Farr & Gallagher, dated as of the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations of the parties (including the principal shareholders of Greenwich Street California), for federal income tax purposes: (i) the transfer to Smith Barney California of all of the assets of Greenwich Street California in exchange solely for Shares of Smith Barney California and the assumption by Smith Barney California of all of the outstanding liabilities of Greenwich Street California, followed by the distribution of such Shares to Greenwich Street California shareholders in exchange for their shares of Greenwich Street California in complete liquidation of Greenwich Street California, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Smith Barney California and Greenwich Street California will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Greenwich Street California upon the transfer of all of its assets to Smith Barney California in exchange solely for Shares of Smith Barney California and the assumption by Smith Barney California of all of the outstanding liabilities of Greenwich Street California, or upon the distribution of such Shares to the shareholders of Greenwich Street California;
(iii) the basis of the assets of Greenwich Street California in the hands of Smith Barney California will be the same as the basis of such assets of Greenwich Street California immediately prior to the transfer; (iv) the holding period of the assets of Greenwich Street California in the hands of Smith Barney California will include the period during which such assets were held by Greenwich Street California; (v) no gain or loss will be recognized by Smith Barney California upon the receipt of the assets of Greenwich Street California in exchange for shares of Smith Barney California and the assumption by Smith Barney California of all of the outstanding liabilities of Greenwich Street California; (vi) no gain or loss will be recognized by the shareholders of Greenwich Street California upon the receipt of Shares of Smith Barney California solely in exchange for their shares of Greenwich Street California as part of the transaction; (vii) the aggregate basis of Shares of Smith Barney California received by each shareholder of Greenwich Street California will be the same as the aggregate basis of the shares of Greenwich Street California exchanged therefor; and (viii) the holding period of Shares of Smith Barney California received by each shareholder of Greenwich Street California will include the holding period during which the shares of Greenwich Street California exchanged therefor were held, provided that at the time of the exchange the shares of Greenwich Street California were held as capital assets by such shareholder.

   While neither Greenwich Street California nor Smith Barney California is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters. The dividend(s) required by the Plan to be declared and distributed by Greenwich Street California to its shareholders prior to the Closing of the Reorganization will be taxable or tax-exempt, as the case may be, to Greenwich Street California shareholders in the same manner as if the Reorganization had not been contemplated or entered into by Greenwich Street California and Smith Barney California.

LIQUIDATION AND TERMINATION OF GREENWICH STREET CALIFORNIA

   If the Reorganization is effected, Greenwich Street California will be liquidated and terminated as a non-diversified closed-end management investment company and dissolved as a corporation under Maryland law.

                      INFORMATION ON SHAREHOLDERS' RIGHTS

SMITH BARNEY CALIFORNIA

   GENERAL. Smith Barney California is a non-diversified open-end investment company under the 1940 Act. Smith Barney California was organized on February 17, 1984 under the laws of the State of Maryland. Smith Barney California is governed by its Articles of Incorporation and By-Laws, and its operations are subject to oversight by its Board of Directors.

   Shares of Smith Barney California have a par value of $0.01 per share. The number of authorized shares of Smith Barney California that may be issued is 500,000,000 million. The Board of Directors of Smith Barney California has created Class A shares, Class B shares, Class L shares, Class Y shares and Class Z shares, which represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of a particular class of shares are borne solely by such class of shares. Each class has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 plan, if any, which pertains to that class (except that Class B shareholders can vote on the Class A Rule 12b-1 plan since Class B shares convert to Class A shares).

   DIRECTORS. The By-Laws of Smith Barney California provide that the term of office of each Director shall be from the time of his or her election until his successor is elected and qualifies or until such Director sooner dies, resigns or is removed. A Director may be removed by shareholders by the vote of a majority of the votes entitled to be cast for the election of directors. Vacancies on the Board of Directors may be filled by a majority of the Directors remaining in office.

   VOTING RIGHTS. Smith Barney California does not hold a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Directors unless and until such time as less than two-thirds of the Directors holding office have been elected by shareholders. A meeting of shareholders of Smith Barney California, for any purpose, may be called upon the written request of shareholders holding at least 25% (10% for removal of Directors) of the Fund's outstanding shares. On each matter submitted to a vote of the shareholders of Smith Barney California, each shareholder is entitled to one vote for each whole share owned and a proportionate, fractional vote for each fractional share outstanding in the shareholder's name on the Fund's books.

   LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of Smith Barney California, the shareholders of the Fund are entitled to receive, when, and as declared by the Directors, the excess of its assets over its liabilities. The assets so distributed to shareholders of Smith Barney California will be distributed among the shareholders in proportion to the number of shares of the particular class held by them and recorded on the books of the Fund.

   LIABILITY OF DIRECTORS. Under the By-Laws of Smith Barney California, a Director will be entitled to indemnification except in connection with his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Director. The By-Laws of Smith Barney California further provides that Directors and officers may be entitled to receive an advance of the expenses of litigation against them in certain enumerated circumstances.

   RIGHTS OF INSPECTION. Shareholders of Smith Barney California have the inspection rights that are permitted shareholders of a Maryland corporation under Maryland corporate law.

GREENWICH STREET CALIFORNIA

   GENERAL. Greenwich Street California is a non-diversified closed-end management investment company under the 1940 Act. Greenwich Street California was organized as a corporation on July 8, 1994 under the laws of the State of Maryland. Greenwich Street California is governed by its Articles of Incorporation and By-Laws, and its operations are subject to oversight by its Board of Directors.

   STOCK. Greenwich Street California's Articles of Incorporation provide that it is authorized to issue 500,000,000 shares of Common Stock, $0.001 par value. Holders of Greenwich Street California's Common Stock have no preemptive rights.

   DIRECTORS. The Articles of Incorporation and By-Laws of Greenwich Street California provide that there shall be from three to twelve Directors in three classes, and each Director in each class is elected for a term of three years, and until his or her successor shall be elected and shall qualify. A Director may be removed with or without cause by a seventy-five percent vote of Greenwich Street California's stockholders at a meeting of stockholders duly called for that purpose in compliance with Greenwich Street California's By-Laws. Vacancies on the Board of Directors may be filled by the Directors remaining in office.

   VOTING RIGHTS. Greenwich Street California holds annual stockholders meetings for the purpose of electing Directors and for the transaction of other business as may be properly brought before the meeting. A special meeting of Greenwich Street California stockholders may be called by the Board of Directors, the President or upon the written request of stockholders holding at least 25% of Greenwich Street California's outstanding shares. On each matter submitted to a vote of the Greenwich Street California stockholders, each stockholder is entitled to one vote for each whole share owned and a proportionate fractional vote for each fractional share outstanding in the stockholder's name on Greenwich Street California's books.

   Greenwich Street California's Articles of Incorporation provide that certain transactions, including the Reorganization, must be approved by Shareholders owning at least 75% of the Fund's outstanding shares, unless the transaction has been approved by at least 75% of the Fund's "Continuing Directors," in which case the transaction need only be approved by a majority of the shares entitled to vote at the meeting. "Continuing Director" is defined in the Articles as "any member of the Board of Directors of the Corporation who is not an [interested party to the transaction] and has been a member of the Board of Directors for a period of at least 12 months... or is a successor of a Continuing Director who is unaffiliated with an [interested party] and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors."

   DISSOLUTION. In the event of the dissolution of Greenwich Street California, the stockholders of Greenwich Street California are entitled to receive, after Greenwich Street California has made arrangements to pay all claims and obligations in accordance with Maryland law, any remaining assets. The assets so distributed to stockholders of Greenwich Street California will be distributed among the stockholders in proportion to the number of shares held by them and recorded on the books of Greenwich Street California.

   LIABILITY OF DIRECTORS. The By-laws of Greenwich Street California provide that each director or officer, whether or not then in office, shall be indemnified against all costs and expenses reasonably incurred by or imposed upon him or her in connection with or arising out of any action, suit, or proceeding in which he or she may be involved by reason of his or her being or having been a director or officer of the corporation, such expenses to include the cost of reasonable settlements. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law.

   The foregoing is only a summary of certain characteristics of the operations of Smith Barney California and Greenwich Street California and is not a complete description of the documents cited. Shareholders should refer to the provisions of the corporate documents and Maryland law governing Smith Barney California and Greenwich Street California for a more thorough description.

           ADDITIONAL INFORMATION ABOUT SMITH BARNEY CALIFORNIA AND
                          GREENWICH STREET CALIFORNIA

   As noted above, additional information about Greenwich Street California, Smith Barney California and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Greenwich Street California Municipal Fund Inc., 125 Broad Street, New York, New York 10004, or by calling
[      ].

   Greenwich Street California and Smith Barney California are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and/or other information about the applicable Fund with the Securities and Exchange Commission.

   Such reports, proxy material and/or other information can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates and without charge from Greenwich Street California or Smith Barney California at the address set forth above.

   THE BOARD OF DIRECTORS OF GREENWICH STREET CALIFORNIA RECOMMENDS THAT THE
           SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

                       PROPOSAL 2: ELECTION OF DIRECTORS

ELECTION OF THREE CLASS III DIRECTORS

   Three individuals, each of whom is currently a Director of Greenwich Street California, have been nominated to serve an additional term as Class III Directors of Greenwich Street California. The proxyholders intend to vote for the three nominees named below as Class III Directors for a three-year term of office. The Directors are being put forth for election and will continue to serve on the Board of Directors of Greenwich Street California in the event the Reorganization is not approved by Greenwich Street California's shareholders. If the Reorganization is approved by shareholders and consummated as contemplated herein, the Directors of Greenwich Street California will not become Directors of Smith Barney California.

   Management recommends that the three nominees named below be elected to the Board of Directors for three-year terms of office. The three nominees have consented to being named in the proxy statement and to serve if elected. Unless otherwise directed in the proxy form, the proxyholders intend to vote in favor of electing the three Class III nominees as Directors for three-year terms of office and until their respective successors are elected and shall qualify.

   Although management does not contemplate the possibility, in the event any nominee is unable to serve as a Director at the time of the election, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

   The name and age of each nominee, the term of office for which he is proposed to be elected, his principal occupation, the period during which he has served as a director, the number of shares of Greenwich Street California Common Stock beneficially owned directly or indirectly by each nominee as of the close of business on November 16, 2001, and the percentage of outstanding shares of Greenwich Street California's Common Stock such ownership represented at November 16, 2001 (according to information received by Greenwich Street California) are as set out below.

                                                                                 SHARES OF
                                                                                   COMMON
                                                                                   STOCK
                                                                                BENEFICIALLY
                                                                                OWNED AS OF  PERCENT OF
                                                               DIRECTOR  TERM   NOVEMBER 16, OUTSTANDING
NAME                          PRINCIPAL OCCUPATION        AGE   SINCE   EXPIRES   2001/1/      SHARES
----                          --------------------        ---  -------- ------- ------------ -----------
Donald R. Foley        Retired; Director of 12 investment [78]   [  ]    2001      [    ]       [    ]
 3668 Freshwater Dr.,  companies associated with
 Jupiter, FL 33477.... Citigroup. Formerly Vice President
                       of Edwin Bird Wilson, Incorporated
                       (advertising).

Paul Hardin            Professor of Law at the University [70]   [  ]    2001      [    ]       [    ]
 60134 Davie St.       of North Carolina at Chapel Hill;
 Chapel Hill, NC 27599 Director of 14 investment
                       companies associated with
                       Citigroup; Director of The Summit
                       Bancorporation. Formerly,
                       Chancellor of the University of
                       North Carolina at Chapel Hill.

Jane Dasher            Investment Officer of Korsant      [50]   [  ]    2001      [    ]       [    ]
 283 Greenwich Ave.,   Partners, a family investment
 Greenwich, CT 06830.. company; Director or trustee of 12
                       investment companies associated
                       with Citigroup. Prior to 1997, an
                       Independent Financial Consultant.

All Officers and
 Directors as a Group
 (13 persons).........                                                             [    ]       [    ]

   Fees for Directors who are not "interested persons" of the Fund, all of whom are board members of a group of funds sponsored by Salomon Smith Barney, are set at $ per annum for an aggregate of [12] funds, and are allocated based on relative net assets of each fund in the group. In addition, these Directors
receive $   for each board meeting attended and $   for each telephone meeting
plus reimbursement for travel and out-of-pocket expenses incurred in connection with board meetings.

   The remainder of the Board constitutes Class I and Class II Directors, none of whom will stand for election at the Meeting, as their terms will expire in 2002 and 2003, respectively.

CONTINUING DIRECTORS AND OFFICERS

                                          PRINCIPAL OCCUPATIONS                     NUMBER OF SHARES AND
                                          DURING PAST FIVE YEARS,                    % BENEFICIALLY OWNED
NAME                                      OTHER DIRECTORSHIPS, AND AGE              AS OF NOVEMBER 16, 2001
----                                      ----------------------------              -----------------------
*Heath B. McLendon, Director ............ Managing Director of Salomon Smith                 [   ]
  125 Broad Street                        Barney; Managing Director of Smith
  New York, NY 10004                      Barney Asset Management Inc.;
                                          Chairman or Co-Chairman of seventy-
                                          seven investment companies affiliated
                                          with Citigroup. President and Director of
                                          SBFM and Travelers Investment Adviser,
                                          Inc. ("TIA"); 68.
+Lee Abraham, Director................... Retired; Director or trustee of twelve             [   ]
  13732 LeHavre Drive                     investment companies associated with
  Frenchman's Creek                       Citigroup; Director of R.G. Barry Corp.,
  Palm Beach Gardens, FL 33410            and of Signet Group plc; formerly
                                          Chairman and Chief Executive Officer of
                                          Associated Merchandising Corporation;
                                          formerly Director of Galey & Lord and of
                                          Liz Claiborne; 73.
+Allan J. Bloostein, Director............ Consultant; Director or trustee of 19              [   ]
  425 Park Avenue, 27th Fl.               investment companies associated with
  New York, NY 10022                      Citigroup; formerly Vice Chairman and
                                          Director of The May Department Stores
                                          Company; Director of CVS Corp. and of
                                          Taubman Centers; 71.
+Richard E. Hanson, Jr., Director........ Retired; formerly Head of The New                  [   ]
  2751 Vermont Route 140                  Atlanta Jewish Community High School,
  Poultney, CT 05764                      Atlanta Georgia; formerly Headmaster
                                          Lawrence Country Day School --
                                          Woodmere Academy; Director or trustee
                                          of 14 investment companies associated
                                          with Citigroup; 59.
+Roderick C. Rasmussen, Director......... Investment Counselor; Director of twelve           [   ]
  9 Cadence Court                         investment companies associated with
  Morristown, NJ 07960                    Citigroup. Formerly Vice President of
                                          Dresdner and Company Inc. (Investment
                                          counselors); 74.

                                                 PRINCIPAL OCCUPATIONS             NUMBER OF SHARES AND
                                                DURING PAST FIVE YEARS,             % BENEFICIALLY OWNED
NAME                                          OTHER DIRECTORSHIPS, AND AGE        AS OF NOVEMBER 16, 2001
----                                          ----------------------------        -----------------------
John P. Toolan, Director............... Retired; Director of twelve investment             [   ]
  13 Chadwell Place                     companies associated with Citigroup.
  Morristown, NJ 07960                  Trustee of John Hancock Funds. Formerly
                                        Director and Chairman of Smith Barney
                                        Trust Company and Director of Smith
                                        Barney Inc. and SBFM; 70.
Lewis F. Daidone, Senior Vice President Managing Director of Salomon Smith                 [   ]
  and Treasurer........................ Barney, Senior Vice President and
  125 Broad Street                      Treasurer of 61 investment companies
  New York, NY 10004                    associated with Citigroup; Director and
                                        Senior Vice President of SBFM and TIA;
                                        43.
Joseph P. Deane, Vice President and     Managing Director of Salomon Smith                 [   ]
  Investment Officer................... Barney, Investment Officer of SBFM, and
                                        investment officer of other investment
  New York, NY                          companies associated with Citigroup; 53.
Paul Brook, Controller................. Director of Salomon Smith Barney and               [   ]
  125 Broad Street                      Controller and Assistant Treasurer of 43
  New York, NY 10004                    investment companies associated with
                                        Citigroup; prior to 1998, Managing
                                        Director of AMT Capital Services Inc.;
                                        prior to 1997, Partner with Ernst & Young
                                        LLP; 47.
Christina T. Sydor, Secretary.......... Managing Director of Salomon Smith                 [   ]
  125 Broad Street                      Barney; Secretary of 61 investment
  New York, NY 10004                    companies associated with Citigroup;
                                        Secretary and General Counsel of SBFM
                                        and TIA; 50.

--------
* Director who is an "interested person" of the Fund as defined in the 1940 Act. + Directors or trustees of other investment companies registered under the 1940
  Act with which Salomon Smith Barney is affiliated.

COMMITTEES OF THE BOARD OF DIRECTORS

   Greenwich Street California has no Compensation or Standing Nominating Committee of the Board, or any committee performing similar functions. The Fund has an Audit Committee comprised of those directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"), a Pricing Committee of the Board comprised of the Chairman of the Board and one independent director, and an Administration Committee comprised of four Independent Directors. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund as set forth in the Audit Committee's charter, which is attached hereto as Appendix B. During the fiscal year ended August 31, 2001, five meetings of the Board of Directors of the Fund were held, four of which were regular meetings; in addition two Audit Committee meetings were held. In the last fiscal year no director attended less than 75% of these meetings.

                          BENEFICIAL OWNERSHIP REPORT

   Section 16(a) of the Securities Exchange Act of 1934 requires Greenwich Street California's officers and directors, and persons who beneficially own more than ten percent of a registered class of Greenwich Street California's common stock, to file reports of ownership with the SEC, the New York Stock Exchange, Inc. and Greenwich Street California. Based solely upon its review of the copies of such forms received by it and written representations from certain such persons, Greenwich Street California believes that during the fiscal year ended August 31, 2001, all filing requirements applicable to such persons were satisfied.

                         REPORT OF THE AUDIT COMMITTEE

   The purposes of the Greenwich Street California's Audit Committee are set forth in the Audit Committee Charter included as Appendix B. The purposes include assisting the Board of Directors in its oversight of the Fund's financial reporting process and internal controls, the Fund's financial statements and the selection of the Fund's independent accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.

   In connection with the audited financial statements as of and for the year ended August 31, 2001 included in Greenwich Street California's Annual Report for the year ended August 31, 2001 (the "Annual Report"), at a meeting held on October 24, 2001, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

   In addition, the Audit Committee discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by Greenwich Street California, and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as currently in effect. The Audit Committee also received from the independent accountants the written statement required by Independence Standards Board Statement No. 1, as currently in effect, delineating relationships between the independent accountants and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants. The Audit Committee also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the accountants' independence.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing including auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide any assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

   The Audit Committee also met on March 14, 2001 (to consider and discuss the audit committee charter for the year ended August 31, 2001) with management and the independent accountants.

   Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

DISCLOSURE OF AUDITOR FEES

   AUDIT FEES. Audit fees paid by Greenwich Street California to KPMG in connection with Greenwich Street California's annual audit for the year ended August 31, 2001 totaled $30,000.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. KPMG was not engaged by Greenwich Street California, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to Greenwich Street California, to provide financial information systems design or implementation services.

   ALL OTHER FEES. The aggregate fees billed to Greenwich Street California for non-audit services by KPMG and paid by Greenwich Street California, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides services to Greenwich Street California totaled approximately $2,000 (tax services). KPMG serves as auditor for Citigroup and all significant subsidiaries, including Salomon Smith Barney, as well as for over 180 registered investment companies managed by subsidiaries of Citigroup.

INVESTMENT ADVISORY AGREEMENT WITH SBFM

   On [     ], the stockholders approved the Investment Advisory Agreement (the
"Advisory Agreement") between Greenwich Street California and SBFM.

   SBFM serves as investment adviser for other "investment companies" as defined in the 1940 Act, as amended, including Smith Barney California, and is responsible for the management of investments of private investment portfolios.

   Under the Advisory Agreement, SBFM furnishes Greenwich Street California investment advice with respect to the investment and reinvestment of the assets comprising Greenwich Street California's investment portfolio. The Advisory Agreement further provides that SBFM, as agent and attorney-in-fact with respect to Greenwich Street California's investment portfolio, may, when it deems appropriate, without prior consultation with Greenwich Street California and at the risk of Greenwich Street California, buy, sell, exchange, convert or otherwise trade in, retain or reinvest in securities and other investments, place orders for the execution of such investment transactions with or through such brokers, dealers, issuers or other persons as SBFM may select, and take any action or decline to act in any manner that SBFM reasonably deems appropriate. All services provided Greenwich Street California pursuant to the Advisory Agreement are furnished by SBFM.

   Under the Advisory Agreement, Greenwich Street California is required to pay SBFM for its services furnished under the Advisory Agreement, on the first business day of each month, a fee for the previous month at the annual rate of
0.90 of 1.00% of the Fund's average daily net assets. In addition, Greenwich Street California has agreed to indemnify SBFM in the absence of willful misfeasance, bad faith or gross negligence. During fiscal 2001, Greenwich Street California paid advisory fees aggregating $373,077 (after waivers) to SBFM pursuant to the Advisory Agreement.

   The Advisory Agreement was entered into and became effective on [     ],
1994, and shall continue thereafter so long as continuance is specifically approved at least annually by the Board of Directors of Greenwich Street California or by vote of the holders of a majority of the voting securities of Greenwich Street California. In addition, under the provisions of the Advisory Agreement and of the 1940 Act the Advisory Agreement may not be extended unless such extension is approved annually by a majority of the directors of Greenwich Street California who are not parties to the contract or "interested persons" of any such party at a meeting called for the purpose of considering approval of the Adviser's Agreement. On June 18, 2001, the Board of Directors of Greenwich Street California unanimously approved an extension of the Advisory Agreement through June, 2002.

   The Advisory Agreement further provides that each party has the right to terminate the Advisory Agreement without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement will automatically terminate in the event of its "assignment" as that term is defined under the 1940 Act, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act in which event the Advisory Agreement shall remain in full force and effect.

PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Advisory Agreement provides that SBFM will recommend and implement investment decisions for Greenwich Street California. Subject to the written direction of the Directors and President of Greenwich Street California, SBFM will select the brokerage firms which effect securities transactions for Greenwich Street California. [Greenwich Street California paid no commissions during its last fiscal year.]

   The Advisory Agreement provides that in placing orders for the execution of portfolio transactions for Greenwich Street California, SBFM may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of SBFM will be in the best interests of Greenwich Street California. SBFM may take into consideration in the selection of brokers and dealers not only available prices and rates of brokerage commissions but also other relevant factors (including execution capabilities, research and other services such as account evaluation, analysis and reporting and market information services), which are expected to enhance the general portfolio management capabilities of SBFM. Accordingly, transactions in securities may be effected on behalf of Greenwich Street California with brokers and dealers at prices and rates of commissions that may be in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage, research or other services provided by the executing broker. Moreover, research services furnished by brokers through whom securities transactions are effected on behalf of Greenwich Street California may be used by SBFM in servicing all of its accounts generally, and not all of such services may be used by SBFM in connection with Greenwich Street California.

EXECUTIVE COMPENSATION

   Directors who are not "interested persons" of Greenwich Street California, as defined in the 1940 Act, receive $[ ] per year plus $[ ] per Directors meeting attended in person. The following table shows the compensation paid by the Fund to each Director during the Fund's last fiscal year ended August 31, 2001 and by the Fund complex for the calendar year ended December 31, 2000:

                                                       COMPENSATION
                        AGGREGATE      PENSION OR      FROM FUND AND   TOTAL NUMBER OF
                      COMPENSATION     RETIREMENT      FUND COMPLEX       FUNDS FOR
                        FROM FUND   BENEFITS ACCRUED PAID TO DIRECTORS WHICH DIRECTOR
                       FISCAL YEAR  AS PART OF FUND    CALENDAR YEAR    SERVES WITHIN
NAME OF PERSON        ENDED 8/31/01     EXPENSES      ENDED 12/31/00    FUND COMPLEX
--------------        ------------- ---------------- ----------------- ---------------
Lee Abraham..........     $                0              $                  12
Allan J. Bloostein...     $                0                                 19
Jane F. Dasher.......     $                0                                 12
Donald R. Foley......     $   **           0                                 12
Richard E. Hanson....     $                0                                 14
Paul Hardin..........     $                0                                 14
Heath B. McLendon*...         0            0                   0             78
Roderick C. Rasmussen     $   **           0                                 12
John P. Toolan.......     $   **           0                                 12

--------
* Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
** Pursuant to the Fund's deferred compensation plan, the indicated Directors elected to defer the following amounts of their compensation from the Fund;
   Donald R. Foley--$  , Roderick C. Rasmussen--$   and John P. Toolan--$   and
   the following amounts of their total compensation from the Fund complex:
   Donald R. Foley--$  , Roderick C. Rasmussen--$   and John P. Toolan--$  .

   Upon attainment of age 72 the Fund's current Directors may elect to change to emeritus status. Any Directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of that annual retainer fee and meeting fees otherwise applicable to the Fund's Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, compensation paid by the Fund to Directors Emeritus totaled $ .

REQUIRED VOTE

   Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

     THE BOARD OF DIRECTORS OF GREENWICH STREET CALIFORNIA, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF THE
                            NOMINEES TO THE BOARD.

                            ADDITIONAL INFORMATION

GENERAL

   The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement/Prospectus and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Greenwich Street California. In addition to solicitation by mail, certain officers, employees and representatives of Greenwich Street California and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies [by telegram or] personally.

   To participate in the Annual Meeting, the shareholder may submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Any proxy given by a shareholder is revocable until voted at the Annual Meeting.

PROPOSALS OF SHAREHOLDERS

   If the Reorganization is not completed and Greenwich Street California holds the 2002 annual meeting of stockholders in 2002, appropriate proposals of stockholders intended to be at such meeting must be received by Greenwich
Street California by September , 2002 for inclusion in its proxy statement and form of proxy relating to that meeting. If the date of the next annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the annual meeting to which the proxy statement relates, Greenwich Street California shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

   No Board member is aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Greenwich Street California.

INDEPENDENT PUBLIC ACCOUNTANTS

   The independent certified public accountants selected by the Directors to audit the financial statements of Greenwich Street California for fiscal 2002 is KPMG LLP. KPMG LLP was recommended to the Directors by the Audit Committee of Greenwich Street California, which consists of all of the Directors of the Fund who are not interested persons of the Fund.

                               -----------------

   PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By order of the Boards of Directors,

                                                 /s/ CHRISTINA T. SYDOR
                                          _____________________________________
                                                   Christina T. Sydor
                                                        Secretary

                       INDEX OF EXHIBITS AND APPENDICES

Exhibit A:  Form of Agreement and Plan of Reorganization

Appendix A: 5% Shareholders of Smith Barney California

Appendix B: Audit Committee Charter

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 2nd day of November, 2001, by and between Smith Barney California Municipals Fund Inc., a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004 (the "Acquiring Fund"), and Greenwich Street California Municipal Fund Inc., a Maryland corporation, with its principal place of business at 125 Broad Street, New York, New York 10004 (the "Fund").

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange for Class A shares of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") and the assumption by the Acquiring Fund of all of the outstanding liabilities of the Fund and the distribution, after the Closing Date herein referred to, of Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund and the subsequent dissolution of the Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, the Acquiring Fund and the Fund are registered investment companies of the management type and the Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

   WHEREAS, the Acquiring Fund is authorized to issue shares of common stock;

   WHEREAS, the Board of Directors of the Fund has determined that the exchange of all of the assets and outstanding liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Fund's shareholders and that the interests of the existing shareholders of the Fund would not be diluted as a result of this transaction;

   WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all the assets and outstanding liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF LIABILITIES OF THE FUND AND LIQUIDATION AND DISSOLUTION OF THE FUND

   1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Fund agrees to transfer the Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Fund the number of Class A Acquiring Fund Shares, including fractional Class A Acquiring Fund Shares, determined by dividing the value of the Fund's net assets attributable to the Fund's shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the outstanding liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2. (a) The assets of the Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities and dividends or interest receivables which are owned by the Fund and any deferred or prepaid expenses shown as an asset on the books of the Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

   (b) The Fund has provided the Acquiring Fund with a list of the Fund's assets as of the date of execution of this Agreement. The Fund reserves the right to sell any securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Fund with a statement of the Acquiring Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the Fund holds any investments which the Acquiring Fund may not hold, the Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

   1.3. The Fund will endeavor to discharge all the Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves of the Fund as of the Valuation Date (as defined in Section 2.1).

   1.4. As provided in paragraph 3.3, either on or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders"), the Acquiring Fund Shares it receives pursuant to paragraph
1.1. Shareholders of the Fund shall receive Class A shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund, although any outstanding share certificates representing interests in the Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1.

   1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

   1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

   1.7. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund is terminated.

   1.8. The Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be dissolved under the laws of the State of Maryland and in accordance with its governing documents.

2. VALUATION

   2.1. The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

   2.2. The net asset value of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

   2.3. All computations of value shall be made by Smith Barney Fund Management LLC (the "Manager"), as adviser of the Fund, in accordance with its regular practice as pricing agent for the Fund and the Acquiring Fund, respectively.

3. CLOSING AND CLOSING DATE

   3.1. The Closing Date shall be January 18, 2002, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at
the offices of Salomon Smith Barney Inc.,         , New York, New York    , or
at such other time and/or place as the parties may agree.

   3.2. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.3. The Fund shall deliver at the Closing a list of the names and addresses of the Fund's Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Fund by the Chairman of the Board of the Fund. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Fund's account on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such

Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

   3.4. The Fund and the Acquiring Fund shall file Articles of Transfer with the Maryland State Department of Assessments and Taxation, effective as of the Closing Date.

4. REPRESENTATIONS AND WARRANTIES

   4.1. The Fund represents and warrants to the Acquiring Fund as follows:

      (a) The Fund is a corporation which is duly organized, validly existing and in good standing under the laws of the State of Maryland;

      (b) The Fund is a registered investment company classified as a management company of the closed-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

      (c) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound;

      (d) The Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Fund prior to the Closing Date;

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets (other than that previously disclosed to the other party to the Agreement) which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the ability of the Fund to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities of the Fund for each of the
   fiscal years in the five year period ended       , have been audited by KPMG
   LLP, independent auditors, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein;

      (g) The Fund will file its final federal and other tax returns for the period ending on the Closing Date in accordance with the Code. At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to have been filed prior to the Closing Date shall have been filed, and all federal and other taxes shown as due on such returns shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (h) For the most recent taxable year of its operation and for the taxable year that will end on the Closing Date, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company;

      (i) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Fund, nor is there outstanding any security convertible into any shares of the Fund;

      (j) At the Closing Date, the Fund will have good and marketable title to its assets to be transferred to the Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Acquiring Fund;

      (k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Fund's Board of Directors, and subject to the approval of the Fund's shareholders, this Agreement, assuming due authorization, execution and delivery by the Acquiring Fund, will constitute a valid and binding obligation of the Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (l) The information to be furnished by the Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

      (m) The proxy statement of the Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

   4.2. The Acquiring Fund represents and warrants to the Fund as follows:

      (a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

      (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

      (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (d) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

      (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Fund is a party or by which it is bound;

      (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or ability to consummate the transactions contemplated herein;

      (g) The Statement of Assets and Liabilities of the Acquiring Fund for the fiscal year ended February 28, 2001, have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein;

      (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such date shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For the most recent fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Acquiring Fund intends to do so in the future;

      (j) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund (other than Class B shares of the Acquiring Fund which, under certain circumstances, are convertible into Class A shares of the Acquiring Fund);

      (k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Acquiring Fund's Board of Directors, and this Agreement, assuming due authorization, execution and delivery by the Fund, constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (l) The Acquiring Fund Shares to be issued and delivered to the Fund, for the account of the Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

      (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

      (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5. COVENANTS OF THE FUND AND THE ACQUIRING FUND

   5.l. The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, in each case payable either in cash or in additional shares.

   5.2. The Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3. The Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   5.4. The Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Fund's shares.

   5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.6. As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Chairman of the Board or President and the Treasurer of the Fund.

   5.7. The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND

   The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

   6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2. The Acquiring Fund shall have delivered to the Fund a certificate executed in its name by its Chairman of the Board, President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

   6.3. The Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to Christina T. Sydor, Esq., Secretary of the Fund, covering the following points:

   That (a) the Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland; (b) the Acquiring Fund is an open-end management investment company registered under the 1940 Act; (c) this Agreement, the Reorganization provided for hereunder and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and, assuming due authorization by the Fund, is a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms against the assets of the Acquiring Fund, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (d) the Acquiring Fund Shares to be issued to the Fund for distribution to its shareholders pursuant to this Agreement have been, to the extent of the number of Acquiring Fund Shares of the particular class authorized to be issued by the Acquiring Fund in its Articles of Incorporation and then unissued, duly authorized and, subject to the receipt by the Acquiring Fund of consideration equal to the respective net asset values thereof (but in no event less than the par value thereof), such Acquiring Fund Shares, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable.

   Such opinion may state that it is solely for the benefit of the Fund, its Directors and its officers. Such counsel may rely, as to matters governed by the laws of the State of Maryland, on an opinion of Maryland counsel.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1. All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2. The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Fund;

   7.3. The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman of the Board, President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

   7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Fund, in a form satisfactory to Christina T. Sydor, Esq., Secretary of the Acquiring Fund, covering the following points:

   That (a) the Fund is a corporation duly organized and validly existing under the laws of the State of Maryland; (b) the Fund is a closed-end management investment company registered under the 1940 Act; and (c) this Agreement, the Reorganization provided for hereunder and the execution of this Agreement have been duly authorized and approved by all requisite action of the Fund, and this Agreement has been duly executed and delivered by the Fund and, assuming due authorization, execution and delivery by the Acquiring Fund, is a valid and binding obligation of the Fund enforceable in accordance with its terms against the Fund, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

   Such opinion may state that it is solely for the benefit of the Acquiring Fund, its Directors and its officers. Such counsel may rely, as to matters governed by the laws of the State of Maryland, on an opinion of Maryland counsel.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING
   FUND

   If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund or the Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of its Articles of Incorporation and By-laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Fund may waive the conditions set forth in this paragraph 8.1;

   8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) (and including the filing of Articles of Transfer with the Maryland State Department of Assessments and Taxation) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions;

   8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

   8.5. The Fund shall have declared and paid a dividend or dividends on the outstanding shares of the Fund which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the investment company taxable income of the Fund for all taxable years ending on or prior to the Closing Date. The dividend declared and paid by the Fund shall also include all of such Fund's net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward);

   8.6. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to the Acquiring Fund and the Fund and satisfactory to Christina T. Sydor, Esq., as Secretary of each of the Funds, substantially to the effect that for federal income tax purposes:

      (a) the transfer of all of the Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the outstanding liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Fund are each a "party to a reorganization" within the meaning of
   Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the outstanding liabilities of the Fund; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the outstanding liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Fund's shareholders; (d) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of Acquiring Fund Shares to be received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided that such Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis to the Acquiring Fund of the Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

   Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Fund may waive the conditions set forth in this paragraph 8.6.

9. BROKERAGE FEES AND EXPENSES

   9.1. The Acquiring Fund represents and warrants to the Fund, and the Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   9.2. (a) Except as may be otherwise provided herein, the Fund shall be liable for the expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including the expenses of: (i) counsel and independent accountants associated with the Reorganization; (ii) printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Fund referred to in paragraph 5.2 hereof, (iii) any special pricing fees associated with the valuation of the Fund's or the Acquiring Fund's portfolio on the Closing Date; (iv) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (v) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization. The Fund shall be liable for: (x) all fees and expenses related to the liquidation and dissolution of the Fund; and (y) fees and expenses of the Fund's custodian and transfer agent incurred in connection with the Reorganization.

   (b) Consistent with the provisions of paragraph 1.3, the Fund, prior to the Closing, shall pay for or include in the unaudited Statement of Assets and Liabilities prepared pursuant to paragraph 1.3 all of its known and reasonably estimated expenses associated with the transactions contemplated by this Agreement.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.TERMINATION

   11.1. This Agreement may be terminated at any time prior to the Closing Date by: (i) the mutual agreement of the Fund and the Acquiring Fund; (ii) the Fund in the event that the Acquiring Fund shall, or the Acquiring Fund in the event that the Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or
(iii) the Fund or by the Acquiring Fund, if a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Fund or the Acquiring Fund or their respective Directors or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.

12.AMENDMENTS; WAIVERS

   12.1. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund and the Acquiring Fund; provided, however, that following the meeting of the Fund shareholders called by the Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Fund's shareholders under this Agreement to the detriment of such shareholders without their further approval.

   12.2. At any time prior to the Closing Date either party hereto may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions (other than those contained in paragraph 8.1 of this Agreement) made for its benefit contained herein.

13.NOTICES

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by hand delivery, fax, or certified mail addressed to Greenwich Street Municipal Fund Inc., 125 Broad Street, New York, New York 10004, Attention: Heath B. McLendon; or to Smith Barney California Municipals Fund Inc., 125 Broad Street, New York, New York 10004, Attention: Heath B. McLendon.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   14.l. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

   14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                  GREENWICH STREET CALIFORNIA MUNICIPAL
                         FUND INC.

                         By:
                         -------------------------------------------
Name: Christina T. Sydor    Name: Heath B. McLendon
Title:   Secretary          Title:   Chairman of the Board/President

Attest:                  SMITH BARNEY CALIFORNIA MUNICIPALS
                         FUND INC.

                         By:
                         -------------------------------------------
Name: Christina T. Sydor    Name: Heath B. McLendon
Title:   Secretary          Title:   Chairman of the Board/President

                                                                     APPENDIX A

                  5% SHAREHOLDERS OF SMITH BARNEY CALIFORNIA

   As of November 16, 2001 the following shareholders beneficially owned 5% or more of a class of shares of Smith Barney California:

                                                                     APPENDIX B

            AUDIT COMMITTEE CHARTER OF GREENWICH STREET CALIFORNIA

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc. as such requirements are interpreted by the Board of Directors in its business judgment.

II.Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

    1. in its oversight of the Company's accounting and financial reporting principles, policies and controls, and audit processes;

    2. in its oversight of the Company's financial statements and the independent audit thereof;

    3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors; and

    4. in evaluating the independence of the outside auditors.

   The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statement in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including the issue of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management of the Company or of Smith Barney Fund Management LLC ("SBFM") as to any information technology, internal audit and other non-audit services provided by the outside auditors of the Company to the Company, SBFM and any entity controlling, controlled by or under common control with SBFM that provides services to the Company ("SBFM Affiliates").

   The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors.

   The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgement may be reasonably thought to bear on independence, addressing each non-audit service provided to the Company, SBFM and the SBFM Affiliate and at least the matters set forth in Independence Standards Board No. 1. The Statement as to Independence shall also identify any audit, tax or consulting services to the custodian, or other service providers to the Company, and to other investment companies advised by the Company's investment adviser or administered by the Company's administrator, as the Audit Committee and the outside auditors may agree. These professional services may include those relating to the services provided by such service providers to the Company or any other services that the outside auditors or the Committee believe may bear on the outside auditor independence with respect to the Company. The Audit Committee acknowledges that the disclosure of such services provided by the outside auditors may be limited by the Code of Professional Conduct of the American Institute of Certified Public Accountants.

   The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's financial statements; (ii) information technology consulting services provided to the Company, SBFM, and the SBFM Affiliates for the most recent fiscal year, in the aggregate and, (iii) all other services provided to the Company, SBFM, and the SBFM Affiliates by the outside auditors for the most recent fiscal year, in the aggregate.

III.Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV.Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

    2. to review the fees charged by the outside auditors for audit and non-audit services;

    3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

    4. If applicable, to consider whether the outside auditors' provision to the Company, SBFM Affiliates of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services is compatible with maintaining the independence of the outside auditors; and

    5. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

    6. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    7. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

       . deficiencies noted in the audit in the design or operation of internal controls;

       .  consideration of fraud in a financial statement audit;

       .  detection of illegal acts;

       . the outside auditors' responsibility under generally accepted auditing standards;

       .  significant accounting policies;

       .  management judgments and accounting estimates;

       .  adjustments arising from the audit;

       . the responsibility of the outside auditors for other information in documents containing audited financial statements;

       .  disagreements with management;

       .  consultation by management with other accountants;

       . major issues discussed with management prior to retention of the outside auditors;

       .  difficulties encountered with management in performing the audit;

       . the outside auditors' judgments about the quality of the entity's accounting principles; and

       . reviews of interim financial information conducted by the outside auditors; (not applicable) and

    8. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

    9. to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

    10.to review this Charter at least annually and recommend any changes to the full Board of Directors; and

    11.to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                   PROSPECTUS OF SMITH BARNEY CALIFORNIA DATED
                   JUNE 28, 2001 IS INCORPORATED BY REFERENCE
                 TO SMITH BARNEY CALIFORNIA'S N-1A REGISTRATION
                                    STATEMENT

                                     PART B

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

           STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 3, 2001

                          Acquisition of the Assets of

                 GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
                         ("Greenwich Street California")
                                125 Broad Street
                            New York, New York 10004
                                   [________]

                        By and in Exchange for Shares of
                  SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
                           ("Smith Barney California")
                                125 Broad Street
                            New York, New York 10004
                                   [________]

     This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of Greenwich Street California to Smith Barney California, in exchange for Class A shares of Smith Barney California and the assumption by Smith Barney California of all of the outstanding liabilities of Greenwich Street California, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

     1. Statement of Additional Information for Smith Barney California, dated June 28, 2001.

     2. Annual Report of Smith Barney California for the year ended February 28, 2001.

     3. Semi-Annual Report of Smith Barney California for the period ended August 31, 2001.

     4. Annual Report of Greenwich Street California for the year ended August 31, 2001.

     This Statement of Additional Information is not a prospectus. A combined Prospectus/Proxy Statement, dated December 3, 2001, relating to the above-referenced matter may be obtained without charge by calling or writing Greenwich Street California or Smith Barney California at the applicable telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the combined Prospectus/Proxy Statement.

          THE ANNUAL REPORT AND STATEMENT OF ADDITIONAL INFORMATION OF
       SMITH BARNEY CALIFORNIA DATED FEBRUARY 28, 2001 AND JUNE 28, 2001,
                   RESPECTIVELY, ARE INCORPORATED BY REFERENCE
                      TO THE MOST RECENT FILINGS THEREOF BY
                             SMITH BARNEY CALIFORNIA

         THE ANNUAL REPORT AND PROSPECTUS OF GREENWICH STREET CALIFORNIA
                  DATED AUGUST 31, 2001 AND DECEMBER 29, 2000,
                   RESPECTIVELY, ARE INCORPORATED BY REFERENCE
                      TO THE MOST RECENT FILINGS THEREOF BY
                           GREENWICH STREET CALIFORNIA

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/Prospectus to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.

                                     PART C

                                OTHER INFORMATION
ITEM 15. INDEMNIFICATION

     Reference is made to ARTICLE IX of Registrant's Articles of Incorporation.
ARTICLE IX provides: "To the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940, as amended from time to time. No amendment to these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors or officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal." [see also ARTICLE V
                                                             --- ----
of BY-LAWS]

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

     1. (a) Registrant's Articles of Incorporation dated February 16, 1984 are incorporated by reference to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 21, 1984. File Nos. 2-89548 and 811-3970 (the "N-1A Registration Statement").

        (b) Articles of Amendment dated August 26, 1987, December 14, 1988, November 4, 1992 and July 30, 1993, respectively, to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 18 to the N-1A Registration Statement ("Post-Effective Amendment No. 18").

        (c) Articles of Amendment dated October 14, 1994 are incorporated by reference to Post-Effective Amendment No. 21 to the N-1A Registration Statement ("Post-Effective Amendment No. 21").

        (d) Form of Articles of Amendment to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 21.

        (e) Articles Supplementary dated November 2, 1992, to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 18.

        (f) Form of Articles Supplementary to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 21.

        (g) Amendment to Registrant's Articles of Incorporation dated June 1, 1998 is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed on June 26, 1998 ("Post-Effective Amendment No. 25").

     2. (a) Registrant's By-Laws dated March 21, 1984 are incorporated by reference to Pre-Effective Amendment No. 1 to the N-1A Registration Statement ("Pre-Effective Amendment No. 1")

        (b) Amendments to Registrant's By-Laws dated March 21, 1987 are incorporated by reference to Post-Effective Amendment No. 5 to the N-1A Registration Statement ("Post-Effective Amendment No. 5").

        (c) Amendment to Registrant's By-Laws dated July 20, 1994 is incorporated by reference to Post-Effective Amendment No. 22 to the N-1A Registration Statement ("Post-Effective Amendment No. 22")

     3. Not applicable

     4. Form of Agreement and Plan of Reorganization is filed herewith as
Exhibit 4.

     5. Not applicable.

     6. (a) Investment Advisory Agreement between the Registrant and Greenwich Street Advisors dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 18.

        (b) Form of Transfer and Assumption of Investment Advisory Agreement dated as of November 7, 1994 is incorporated by reference to Post-Effective Amendment No. 21.

        (c) Amendment to Investment Advisory Agreement dated November 17, 1995 is incorporated by reference to Post-Effective Amendment No. 23 to the N-1A Registration Statement ("Post-Effective Amendment No. 23").

     7. (a) Distribution Agreement between the Registrant and Smith Barney Shearson Inc. dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 18.

        (b) Distribution Agreement between CFBDS, Inc. and the Registrant dated October 8, 1998 is incorporated by reference to Post-Effective Amendment No. 26 to the N-1A Registration Statement ("Post-Effective Amendment No. 26").

        (c) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 28 to the N-1A Registration Statement ("Post-Effective Amendment No. 28").

        (d) Form of Distribution Agreement with PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 28.

        (e) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 26.

     8. Not applicable.

     9. Form of Custodian Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 22.

     10. (a) Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 21.

         (b) Form of Amended Service and Distribution Plans pursuant to Rule 12b-1 with Salomon Smith Barney Inc. and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 28.

         (c) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and PFS Distributors, Inc., ("PFS") is incorporated by reference to Post-Effective Amendment No. 28.

     11. Opinion and Consent of Willkie Farr & Gallagher. Filed herewith.

     12. (a) Form of Opinion and Consent of Willkie Farr & Gallagher supporting the tax matters and consequences to shareholders discussed in the prospectus. Filed herewith.

         (b) Form of Opinion and Consent of Willkie Farr & Gallagher relating to certain issues discussed in the prospectus. Filed herewith.

         (c) Form of Opinion and Consent of Willkie Farr & Gallagher relating to certain issues discussed in the prospectus. Filed herewith.

         (d) Opinion and Consent of Venable, Baetjer and Howard, LLP relating to certain Maryland law issues, Filed herewith.

     13. (a) Transfer Agency Agreement between the Registrant and The Shareholders Services Group, Inc. dated August 2, 1993 is incorporated by reference to Post-Effective Amendment No. 18.

         (b) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Smith Barney Private Trust Company is incorporated by reference to Post-Effective Amendment No. 28.

         (c) Administration Agreement dated April 20, 1994 between the Registrant and Smith Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 21.

         (d) Sub-transfer Agency Agreement with PFPC Global Fund Services is incorporated by reference to Post-Effective Amendment No. 29.

         (e) Sub-transfer Agency Agreement with Primerica Shareholder Services is incorporated by reference to Post-Effective Amendment No. 29.

     14. Consent of KPMG LLP. Filed herewith.

     15. Not Applicable.

     16. Powers of Attorney. Filed herewith.

     17. Form of proxy card. Filed herewith.

ITEM 17. UNDERTAKINGS

     1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of November, 2001.

                                   SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

                                   By: /s/ Heath B. McLendon

                                       -----------------------------------------
                                       Heath B. McLendon
                                       President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                                TITLE                             DATE
         ---------                                -----                             ----
 /s/ Heath B. McLendon                          President,                     November 30, 2001
----------------------                  Chief Executive Officer and
Heath B. McLendon                                Chairman

/s/ Herbert Barg*                                Director                      November 30, 2001
------------------
Herbert Barg

/s/ Alfred J. Bianchetti*                        Director                      November 30, 2001
-------------------------
Alfred J. Bianchetti

/s/ Martin Brody*                                Director                      November 30, 2001
------------------
Martin Brody

/s/ Dwight B. Crane*                             Director                      November 30, 2001
---------------------
Dwight B. Crane

/s/ Burt N. Dorsett*                             Director                      November 30, 2001
---------------------
Burt N. Dorsett

/s/ Elliot S. Jaffe*                             Director                      November 30, 2001
---------------------
Elliot S. Jaffe

/s/ Stephen E. Kaufmann*                         Director                      November 30, 2001
------------------------
Stephen E. Kaufmann

/s/ Joseph J. McCann*                            Director                      November 30, 2001
---------------------
Joseph J. McCann



         SIGNATURE                                TITLE                             DATE
         ---------                                -----                             ----
/s/ Cornelius C. Rose, Jr.*                      Director                      November 30, 2001
---------------------------
Cornelius C. Rose, Jr.

/s/ Lewis E. Daidone*                      Senior Vice President               November 30, 2001
----------------------                         and Treasurer
Lewis E. Daidone

*By: /s/ Heath B. McLendon                       Secretary                     November 30, 2001
     ---------------------
Heath B. McLendon
Pursuant to Power of Attorney


                                  EXHIBIT INDEX

Exhibit 4           Form of Agreement and Plan of Reorganization.

Exhibit 11          Opinion and Consent of Willkie Farr & Gallagher

Exhibit 12(a) Form of Opinion and Consent of Willkie Farr & Gallagher as to certain tax matters

Exhibit 12(b) Form of Opinion and Consent of Willkie Farr & Gallagher as to certain matters discussed in the prospectus/proxy statement

Exhibit 12(c) Form of Opinion and Consent of Willkie Farr & Gallagher as to certain matters discussed in the prospectus/proxy statement

Exhibit 12(d) Opinion and Consent of Venable, Baetjer and Howard, LLP relating to certain Maryland law issues

Exhibit 14          Consent of KPMG LLP

Exhibit 16          Power of Attorney

Exhibit 17          Form of Proxy Card